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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: April 10, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                   74-1611874
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

       15835 Park Ten Place Drive                       77084
             Houston, Texas                           (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

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ITEM 7.         EXHIBITS


EXHIBIT 99.1    CONTRACT STATUS SUMMARY AT April 10, 2001


ITEM 9.         REGULATION FD DISCLOSURE

         The RICHMOND, which has a long record as an attractive, highly utilized unit in the Gulf of Mexico, has been awarded a two-well drilling program by Nexen Petroleum Offshore U.S.A. ("Nexen") immediately following the completion of its remaining three-well commitment with Texaco Exploration and Production Inc./Applied Drilling Technology Inc. ("Texaco/ADTI"). The contract commitment with Texaco/ADTI should be completed around the end of May 2001, with the Nexen commitment extending four to six months. The dayrate for the first Nexen well is $39,000, with a dayrate of $41,000 for the second Nexen well.

         The ATWOOD SOUTHERN CROSS, which has received drilling contracts from seven companies since it was relocated from Australia to the Mediterranean Sea in June 2000, has been awarded a one-well drilling program by Nordan Oil (1998) Ltd. ("Nordan") in Israel following the completion of its current commitments in Egypt and Turkey. The rig's current contractural commitments in Egypt and Turkey could keep it employed into fiscal 2002, with dayrates ranging from $55,000 to $61,000. The dayrate for the Nordan commitment is $70,000.

         The SEASCOUT, purchased in December 2000 for future conversion to a tender-assist unit, has been relocated from its offshore Gulf of Mexico stacking location to a dockside stacking location to facilitate offloading of all equipment and additional inspections in preparation for refurbishment and conversion once a contract opportunity has been secured. The conversion and upgrade will not be undertaken until an acceptable contract has been awarded.

         The VICKSBURG has completed its drilling program in India and is in the process of being relocated to Vietnam for its one-well (with one option well) drilling program for Samedan Vietnam Limited.

         Additional information with respect to the Company's contract status summary at April 10, 2001 is attached hereto as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

         Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATWOOD OCEANICS, INC.
                                           (Registrant)



                                           /s/ James M. Holland
                                           James M. Holland
                                           Senior Vice President

                                           DATE:    April 10, 2001



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                                  EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION
-----------                      -----------

99.1                Contract Status Summary at April 10, 2001



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


                                                                                                       EXHIBIT 99.1

                                      ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                              CONTRACT STATUS SUMMARY
                                                 AT APRIL 10, 2001

NAME OF RIG                 LOCATION        CUSTOMER                   CONTRACT STATUS
-----------                 --------        --------                   ---------------

SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             PHILIPPINES       SHELL PHILIPPINES          The rig's current contract terminates in November 2001.
                                            EXPLORATION B.V.

ATWOOD HUNTER             UNITED            DOMINION                   The rig is currently drilling one-well for DOMINION
                          STATES GULF       EXPLORATION &              EXPLORATION & PRODUCTION INC.  Upon completing the current
                          OF MEXICO         PRODUCTION, INC.           well (estimated late April/early May 2001), the rig will
                                                                       be moved to a shipyard in the United States to commence an additional upgrade estimated to cost around $45 million,
                                                                       and taking around five months to complete.

ATWOOD EAGLE              MEDITERRANEAN     RASHID PETROLEUM COMPANY   The rig has contractual commitments in Egypt which should
                          SEA                                          keep the rig employed until late fourth quarter fiscal 2001 or early first quarter fiscal 2002.  An approximate $80
                                                                       million upgrade of the rig is planned immediately upon the rig completing its current contractual commitments, and
                                                                       taking around six months to complete.

SEAHAWK                   MALAYSIA          ESSO                       The rig's current contract terminates in November 2003,
                                            PRODUCTION                 with an option for the Operator to extend.
                                            MALAYSIA INC.

ATWOOD SOUTHERN CROSS     MEDITERRANEAN     AMOCO EGYPT OIL COMPANY    The rig has contractual commitments in Egypt (Amoco Egypt
                          SEA                                          Oil Company.), Turkey (El Paso Production Company Turkey
                                                                       B.V.) and Israel (Nordan Oil (1998) Ltd.) which should
                                                                       keep the rig employed into fiscal 2002.


SEASCOUT                  UNITED STATES     NONE                       The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                               conversion to a tender-assist unit, similar to the SEAHAWK, once an acceptable contract opportunity is secured.


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CANTILEVER JACK-UP -
--------------------
VICKSBURG                 INDIA             SAMEDAN VIETNAM LIMITED    The rig is in the process of being relocated to Vietnam to drill one-well (with one option well) for Samedan Vietnam
                                                                       Limited.  If the option well is drilled, the work for
                                                                       Samedan could extend into August 2001.  The Company
                                                                       continues to pursue additional commitments for the rig in
                                                                       the Asia/Pacific and West African markets.

SUBMERSIBLE -
--------------------
RICHMOND                  UNITED STATES    TEXACO EXPLORATION AND      The rig is contractually committed to drill three-wells with
                          GULF OF MEXICO   PRODUCTION, INC./APPLIED    Texaco Exploration and Production Inc./Applied Drilling
                                           DRILLING TECHNOLOGY         Technology Inc. ("Texaco/ADTI") which should keep the rig
                                           INC.                        employed into May 2001.  Upon completion of the Texaco/ADTI work, the rig will commence a two-well drilling program for
                                                                       Nexen Petroleum Offshore U.S.A., which could keep the rig
                                                                       employed into first quarter fiscal 2002.


MODULAR PLATFORMS -
--------------------
RIG-19                    AUSTRALIA        None                        The rig is available for contract since it became idle in
                                                                       September 1999.


RIG-200                   AUSTRALIA        None                        The rig is available for contract since it became idle in
                                                                       June 1999.



                                            MANAGEMENT/LABOR CONTRACTS
                                            --------------------------
GOODWYN 'A'/
NORTH RANKIN'A'           AUSTRALIA        WOODSIDE ENERGY LTD.        Term contract for management of drilling program.




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